UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-2
NAPCO SECURITY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NAPCO SECURITY TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 10, 2026
Dear Fellow Stockholder:
The Annual Meeting of the Stockholders of NAPCO Security Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices at 333 Bayview Avenue, Amityville, New York, on December 10, 2026, at 12:00 p.m., for the following purposes, as more fully described in the accompanying Proxy Statement:
1.	Election of two directors to serve for a term of three years and until their respective successors are elected and qualified;
2.	Ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accountants for fiscal 2027;
3.	To consider adoption of the Company’s 2026 Omnibus Incentive Plan (2026 “Plan”);
4.	Advisory Vote to Approve Named Executive Officer Compensation; and
5.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.
Only stockholders of record at the close of business on October 16, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

By order of the Board of Directors,

Andrew J. Vuono, Corporate Secretary

October 29, 2026
Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To be Held on December 10, 2026
We are furnishing our Proxy materials to our stockholders over the Internet rather than in paper form. Accordingly, Stockholders of record at the close of business on October 16, 2026 will receive a Notice of Internet Availability of Proxy materials (the “Notice of Availability”) and will receive notice of any postponement or adjournment of the meeting. The Notice of Availability is being distributed to stockholders beginning on October 29, 2026.
Copies of this proxy statement, form of proxy card and our 2026 annual report are available at investor.napcosecurity.com and https://proxyvote.com
The Board recommends a vote FOR the nominated slate of directors, FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2027, FOR the adoption of the 2026 Omnibus Incentive Plan and FOR the advisory vote of compensation of the Named Executive Officers.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

NAPCO SECURITY TECHNOLOGIES, INC.
333 Bayview Avenue
Amityville, New York 11701
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2026
INFORMATION CONCERNING THE SOLICITATION
This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share (“Common Stock”), of NAPCO Security Technologies, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders, to be held on December 10, 2026, and at any adjournment thereof (the “Meeting”), pursuant to the accompanying Notice of Annual Meeting of Stockholders. Proxies in the enclosed form, if properly executed and returned in time, will be voted at the Meeting. Any stockholder giving a proxy may revoke it prior to its exercise by attending the Meeting and reclaiming the proxy, by executing a later dated proxy or by submitting a written notice of revocation to the Secretary of the Company at the Company’s office or at the Meeting. Stockholders attending the Meeting may vote their shares in person.
In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC“), we are pleased to provide access to our Proxy materials over the Internet to our stockholders rather than in paper form. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) has been mailed to our stockholders of record on October 16, 2026, beginning on October 29, 2026. Stockholders will have the ability to access the Proxy materials on the website listed in the Notice above, and to request that a printed set of proxy materials be sent to them by following the instructions on the Notice of Internet Availability.
Only stockholders of record at the close of business on October 16, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The outstanding voting securities of the Company on the Record Date consisted of 35,768,437 shares of Common Stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Meeting. On all matters requiring a vote by holders of the Common Stock, each share of Common Stock entitles the holder of record to one vote.
The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Item 2 and 3 must be approved by a majority of votes cast on the matter by the holders of the shares present at the Meeting and entitled to vote on such matter. Item 4 is an advisory vote. A properly executed proxy marked “ABSTAIN” with respect to Item 2, 3 and 4 will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions will have no effect on the vote for Items 2, 3 and 4.
If you are a record holder of shares and do not specify on your proxy card how you want to vote your shares, we will vote them “FOR” the election of all nominees for director as set forth under “Election of Nominees for Directors” below, “FOR” the ratification of Deloitte as the Company’s independent registered public accountants for fiscal 2027 and FOR the adoption of the 2026 Equity Incentive Plan.
If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Under stock exchange rules, brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares on “non-routine” matters. Uninstructed brokers have discretionary voting power as to ratification of Deloitte as our independent registered public accountants (Item 2), which is considered a routine matter. Uninstructed brokers do not have discretionary voting power as to election of the two nominees for director (Item 1) or to vote on the adoption of the Incentive Plan (Item 3), which is considered a non-routine matter. A bank or brokerage firm may not vote your shares with respect to the non-routine matters if you have not provided instructions. This is called a “broker non-vote.” Broker non-votes will be counted towards the presence of a quorum but will not be counted as shares entitled to vote on Proposal 1, 3 and 4.
THEREFORE, THE COMPANY URGES YOU TO SIGN, DATE
AND RETURN THE ENCLOSED PROXY CARD.

Item 1:	Election of Directors
The Board of Directors is divided into three classes. At the upcoming Annual Meeting, one class will stand for election for the term ending at the Annual Meeting of Stockholders following Fiscal Year 2029. The terms of the other two classes of continuing directors expire at the Annual Meetings of Stockholders after fiscal year end 2027 and 2028, respectively.
Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of Andrew J. Wilder and Robert A. Ungar, currently directors, who have been recommended for nomination by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for reelection as a director to serve until the Annual Meeting of Stockholders after fiscal year end 2029 and until his successor is elected and qualified.
Mr. Wilder and Mr. Ungar have consented to serve if reelected. In the event that any nominee becomes unable or unwilling to serve as a director, discretionary authority may be exercised by the proxies to vote for the election of an alternate nominee of the Board of Directors.
The names of, and certain information concerning, the nominees and the continuing directors are set forth below. Also set forth below is a description of the experience, qualifications, attributes or skills that caused the Nominating Committee and Board of Directors to determine that the person should serve as one of our directors.
The names of, and certain information concerning, the nominees and the continuing directors are set forth below. Also set forth below is a description of the experience, qualifications, attributes or skills that caused the Nominating Committee and Board of Directors to determine that the person should serve as one of our directors.

Name and Age	Principal Occupation	Director Since
Nominees to serve until Annual Meeting of Stockholders following Fiscal Year 2029:

Andrew J. Wilder (75)	Certified Public Accountant and Partner of Reid Accountants and Advisors. Mr. Wilder serves as the Audit Committee Chairman, on the Compensation Committee and on the Nominating Committee.	1995

Robert A. Ungar (70)	President of Robert A. Ungar Associates, Inc., lobbying, media and public relations services in public-sector areas including fire service, EMS and Public Safety. Mr. Ungar serves as the Nominating Committee Chairman, and on the Audit Committee.	2020

Continuing Directors to serve until Annual Meeting of Stockholders following Fiscal Year 2027:

Rick Lazio (68)	Licensed Attorney. Senior Vice President of alliantgroup, LP since 2011, an international provider of specialty tax consulting services. Since 2019, Senior Vice President of Alliant Cybersecurity, a subsidiary of alliantgroup LP, that provides advisory services to businesses to protect against cyberattacks. Since 2012, Special Counsel to Jones Walker, LLP, a law firm of nearly 400 attorneys with offices throughout the United States. Former member of the United States House of Representatives from New York. Mr. Lazio serves on both the Compensation Committee (Chairman) and the Audit Committee.	2020

Name and Age	Principal Occupation	Director Since
Donna A. Soloway (77)
Ms. Soloway has been a columnist for several security industry publications since 1992 including Security Dealer and Security Distribution and Marketing (SDM). She also has served on the Board of Directors for the Security Industry Association (SIA) and several of its committees including the Show Planning Committee, the Awards Committee and the SAINTS Committee (Safety, Awareness and Independence through Security). She is also a Board member of the Alliance of the Guardian Angels, an international organization of crime prevention. Ms. Soloway is the wife of Richard L. Soloway, the Executive Chairman and Founder of the Company.
		2001

Nominees for Director to serve until Annual Meeting of Stockholders following Fiscal Year 2028:

Richard L. Soloway (80)	Executive Chairman and Founder of the Company.	1972

Kevin S. Buchel (73)	Chief Executive Officer and President of the Company.	1998

David Paterson (72)	Former Governor of New York, Mr. Paterson is also Senior Vice President and Senior Advisor to Las Vegas Sands Corp. Mr. Paterson serves on the Nominating Committee and Compensating Committee.	2023

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF MESSRS. Wilder & Ungar
Nominees
Mr. Wilder has been a partner of Reid Accountants and Advisors and its predecessors since 1990.
The Company believes Mr. Wilder’s qualifications to serve as a director include extensive experience in accounting, finance and financial reporting. Our Board of Directors has determined that Mr. Wilder is an audit committee financial expert.
Mr. Ungar is the President of Robert A. Ungar Associates, Inc., Lobbying, Media and Public Relations Services with over 30 years of experience in this industry.
The Company believes that Mr. Ungar’s qualifications to serve as a director include his diverse experience as an entrepreneur, his experience with various government departments, his experience as a lawyer, as well as his experience with the fire service industry.
Continuing Directors
Mr. Lazio is a licensed attorney. From 2011 to the present, Mr. Lazio has been a Senior Vice President of alliantgroup, LP, an international provider of specialty tax consulting services. He has also served since January 2019 as Senior Vice President of Alliant Cybersecurity, a subsidiary of alliantgroup LP, which provides advisory services to protect businesses from the risks associated with cyberattacks. Mr. Lazio has also been Special Counsel to Jones Walker, LLP, a law firm with nearly 400 attorneys in 20 offices throughout the United States.
The Company believes that Mr. Lazio’s qualifications to serve as a director include his diverse background including his eight years in the US House of Representatives, where he served on the Budget, Banking and Commerce Committees. In addition, Mr. Lazio, as the Senior VP of alliantgroup LLP, he provides expertise in specialty tax consulting.
Ms. Soloway has been a columnist for several security industry publications since 1992 including Security Dealer and Security Distribution and Marketing (SDM). She also has served on the Board of Directors for the

Security Industry Association (SIA) and several of its committees including the Show Planning Committee, the Awards Committee and the SAINTS Committee (Safety, Awareness and Independent through Security). She is currently a board member of Lifeline as well as the Alliance of the Guardian Angels.
The Company believes Ms. Soloway brings significant experience and knowledge of the security industry, specifically in the areas of customer relations and marketing.
Mr. Soloway has been the Company’s Chairman of the Board of Directors since October 1981, CEO from 1998 to July of 2026, and Secretary through August 2026. Mr. Soloway is the founder of the Company and serves today as the Founder and Executive Chairman.
The Company believes Mr. Soloway’s qualifications to serve as a director include his 50 years’ experience in the security industry and his broad knowledge and understanding of the Company and its operations derived from his tenure with the Company and previous service as the Company’s CEO.
Mr. Buchel has been the CEO since July of 2026, President since May of 2024. He was the Chief Operating Officer from May 2024 to July 2026, Senior Vice President of Operations and Finance from April 1995 to October 2021, Executive Vice President of Operations from October 2021 until May of 2024, CFO from April 1995 to May 2025 and Treasurer from May 1998 until August 2026.
The Company believes Mr. Buchel’s qualifications to serve as a director include his understanding of the Company and its operations derived from lengthy service in various executive capacities with the Company.
Mr. Paterson is a Senior Vice President and Senior Advisor to Las Vegas Sands Corp. Prior to becoming New York State’s 55th governor in March 2008, Mr. Paterson began his political career when he was elected to represent Harlem in 1985 at the age of 31, making him the third youngest state senator in New York’s history. In 2002, he was elected as Minority Leader of the New York State Senate, becoming the first African-American and blind legislative leader in the state’s history.
The Company believes Mr. Paterson’s qualifications to serve as a director include his diverse background including his political career serving as both in the state senate and as the Governor of New York.
Other Directorships
During the past five years, none of the directors or nominees has been a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

CORPORATE GOVERNANCE AND BOARD MATTERS
Independence of Directors
The Board currently consists of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent as defined by the applicable NASDAQ Listing Standards. The four independent directors are Rick Lazio, David Paterson, Robert A. Ungar and Andrew J. Wilder.
Board Leadership Structure
The Board does not have a policy as to whether the roles of Chief Executive Officer and Chairman of the Board should be separate. The Board believes that it should be free to make a choice on the leadership structure of the Board from time to time in any manner that is in the best interests of the Company and its stockholders. From 1998 until July 2026, Mr. Soloway served as the Chairman of the Board and CEO.As of July 8, 2026, Mr. Buchel serves as the CEO while Mr. Soloway continues to serve as the Executive Chairman of the Board.
The Board of Directors has not elected a Lead Independent Director.
Board Oversight of Risk
The Company faces a variety of risks including strategic and operational risks, financial and liquidity risks, compliance risks, cyber-security risks and financial reporting risks. The Board exercises its oversight of the Company’s enterprise risks through regular reports to the Board from executive management on areas of material risk, actions and strategies to mitigate those risks and the effectiveness of those actions and strategies.
In addition, the Board oversees risk through oversight by the Audit Committee. The Audit Committee discusses with management the Company’s policies with respect to risk assessment and risk management, including the Company’s financial risk exposures and the steps management has taken to monitor and control its risks.
Board Structure and Committee Composition
The Board maintains three standing committees: Audit, Compensation, and Nominating. Each Committee is composed entirely of independent directors as defined in the NASDAQ Listing Standards.
During fiscal 2026, the Board held eight meetings. Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member.
Directors are expected to be available by conference call at the Company’s Annual Meetings of Stockholders. Mr. Buchel attended the last Annual Meeting of Stockholders on December 8, 2025 in person; the other directors were available by phone.
NAPCO maintains an “Investors” section on its website, www.napcosecurity.com, setting forth the Company’s committee charters for the Audit, Compensation and Nominating Committees under the “corporate governance” heading.
Audit Committee
The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, and (3) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement.
The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held four meetings in fiscal year 2026. The current members of the Audit Committee are Andrew J. Wilder (Chairman), Rick Lazio and Robert A. Ungar, each of whom meets the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Andrew Wilder is an audit committee financial expert.
The report of the Audit Committee is included in this proxy statement on page 8.

Compensation Committee
The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee determines the compensation of the Company’s Chief Executive Officer and the other named executive officers. Historically, the Chief Executive Officer has made recommendations on our executive compensation program and the compensation of our named executive officers other than the Chief Executive Officer. In addition, the Committee determines individuals to be granted options under the 2022 Employee Stock Option Plan and will have that authority under the proposed new Incentive Plan, the number of options awarded and the term of the options and interprets provisions of such plan.
The current members of the Compensation Committee are Rick Lazio (Chairman), David A. Paterson, and Andrew J. Wilder, each of whom meets the NASDAQ Listing Standards for independence for Compensation Committee members
The Compensation Committee held three meetings in Fiscal Year 2026.
The Chief Executive Officer typically attends meetings of the Committee. The Committee’s process includes executive sessions where the Committee meets without the presence of the Chief Executive Officer. During the fiscal year ended June 30, 2026 and thereafter, the Committee engaged a compensation consultant to advise regarding both the Executive Officer and Director compensation.
Compensation Committee Interlocks and Insider Participation
During Fiscal Year 2026, no member of the Compensation Committee was an employee or officer of the Company, a former officer of the Company, or had any other relationship with us requiring disclosure herein.
During the last fiscal year, none of our executive officers served as a member of the Board of Directors or committee thereof of any other publicly traded entity.
Nominating Committee
The Nominating Committee reviews and makes recommendations to the Board regarding potential candidates for nomination as director.
The Nominating Committee held two meetings in Fiscal Year 2026. The current members of the Nominating Committee are Robert Ungar (Chairman), David Paterson and Andrew J. Wilder.
Director Nomination Process
In connection with the director selection and nomination process, the Nominating Committee reviews the composition of the Board as a whole and considers the experience, mix of skills and other qualities necessary to assure appropriate Board composition, taking into account the current Board members and specific needs of the Company and the Board. The Nominating Committee considers the requirement that at least a majority of the Board members be independent as required by applicable laws and regulations and also considers any specific expertise necessary for members of Board committees.
The Nominating Committee has adopted a process as follows. It will consider candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. Potential candidates will be screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures will apply to all candidates for director nomination, including candidates submitted by stockholders.
The Company’s general criteria for the nomination of director candidates, include the following:
- the candidates’ personal and professional ethics, integrity and values,
- mature judgment,
- management, accounting, finance, industry and technical knowledge,
- demonstrated skills in his/her area of present or past professional or business responsibility,
- an ability to work effectively with others,
- sufficient time to devote to the affairs of the Company and
- freedom from conflicts of interest.

The Nominating Committee and the Board seek to identify nominees for election to the Board who, taken together, create a Board with the collective knowledge and experience, derived from the skills and experience of its individual members in a variety of areas that are important to the Company, including industry knowledge and experience, executive management, finance and strategic planning. The information as to each director set forth above on pages 2-4 includes a description of the experience, background, qualification, attributes or skills that were considered by the Nominating Committee and Board to determine that the individual nominee should serve as a director of the Company.
The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.
Stockholder Nominees
The Nominating Committee will consider nominations submitted by stockholders. Any stockholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:
Chair - Nominating Committee
NAPCO Security Technologies, Inc.
333 Bayview Ave.
Amityville, NY 11701
Attention: Secretary
Communications with the Board
You can contact any Director by writing to such Director:
c/o NAPCO Security Technologies, Inc.
333 Bayview Ave.
Amityville, NY 11701
Attention: Secretary
The Secretary will promptly forward any communication unaltered to the Nominating Committee.
Policy With Respect to Related Person Transactions
It is the Company’s policy, set forth in writing, not to permit any transaction in which the Company is a party and in which executive officers or directors, their immediate family members, or 5% shareholders have or will have a direct or indirect material interest unless approved by the Audit Committee of the Board of Directors, other than
1.	transactions available to all employees;
2.	transactions involving compensation or business expense reimbursement approved by the Compensation Committee or by disinterested members of the Board of Directors; or
3.	transactions involving less than $120,000 when aggregated with all similar transactions.
Any issues as to the application of this policy shall be resolved by the Audit Committee of the Board of Directors. A copy of our Statement of Policy with Respect to Related Person Transactions is available at the Company’s website, www.napcosecurity.com, under the “Corporate Governance” caption.
Insider Trading Policy
We have adopted a comprehensive Insider Trading Policy governing the purchase, sale and other dispositions of our securities by directors, officers and other employees, which is designed to promote compliance with all applicable insider trading laws, rules and regulations. It is also our policy to comply with applicable securities laws when engaging in transactions in our own securities. A copy of this policy was filed as an exhibit to the Company’s form 8-K filed on May 6, 2021.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors hereby reports as follows:
1.	The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and representatives of Deloitte & Touche, LLP (“Deloitte”);
2.
The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

3.
The Audit Committee has received from Deloitte the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communication with the Audit Committee concerning independence, and has discussed with Deloitte, Deloitte’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2026, filed with the Securities and Exchange Commission.

The Audit Committee:

Andrew J. Wilder, Chairman
Rick Lazio
Robert A. Ungar

COMPENSATION OF DIRECTORS
The total fiscal year 2026 compensation of non-employee Directors is shown in the following table.
Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Rick Lazio	$91,000	$—	—	$91,000
David Paterson	$102,000	$—	—	$102,000
Donna A. Soloway	$88,000	$—	—	$88,000
Robert A. Ungar	$102,000	$—	—	$102,000
Andrew J. Wilder	$110,000	$—	—	$110,000

(1)
Each director who is not an employee receives a fee for each Board of Directors meeting. Mr. Wilder, as Chairman of the Audit Committee, receives $13,000 for each meeting. Ms. Soloway is not a member of any committee and receives $11,000 for each meeting. All other directors, as members of the various committees, receive $12,000 for each meeting. Additionally, Mr. Ungar and Mr. Paterson serve on a Special Litigation Committee for which their compensation will be $50,000 each for serving on the committee.

At June 30, 2026, Mr. Lazio held outstanding options to purchase 25,000 shares of Common Stock of the Company, of which 24,000 were vested; Mr. Paterson held outstanding options to purchase 5,000 shares of common stock of which 4,000 were vested; Ms. Soloway held outstanding options to purchase 1,000 shares of common stock of which none were vested; Mr. Ungar held outstanding options to purchase 23,000 shares of common stock of which 22,000 were vested; and Mr. Wilder held outstanding options to purchase 42,100 shares of common stock of which 41,100 were vested.
DELINQUENT SECTION 16(a) REPORTS
Based solely on a review of the Forms 3, 4 and 5 furnished to the Company with respect to the most recent fiscal year and written representations of the reporting person (as defined below), no person, who at any time during such fiscal year, was an officer, director, beneficial owner of more than ten (10%) percent of any class of equity securities of the Company or any other person subject to Section 16 of the Securities Exchange Act of 1934 (“reporting person”), failed to file on a timely basis one or more reports during such fiscal year.

INFORMATION CONCERNING EXECUTIVE OFFICERS
The following table sets forth information with respect to our executive officers as of the date of this Proxy Statement. Subsequent to June 30, 2026, the Company effected an executive leadership transition, whereby Kevin Buchel now serves as the Company’s CEO and President and Richard Soloway now serves as the Company’s Chairman of the Board and Executive Founder, and Mr. Vuono serves as Secretary and Treasurer.

Name	Position(s)
Kevin S. Buchel	Chief Executive Officer and President

Richard L. Soloway	Executive Chairman and Founder

Michael Carrieri	Executive Vice President of Engineering and Chief Technology Officer

Andrew J. Vuono	Chief Financial Officer, Chief Accounting Officer and Senior Vice President of Finance

Joseph Pipczynski	Chief Revenue Officer

Kevin S. Buchel. Biographical information for Mr. Buchel is presented above under the caption “Continuing Directors.”
Richard L. Soloway. Biographical information for Mr. Soloway is presented above under the caption “Continuing Directors.”
Michael Carrieri, age 68, has served as our Executive Vice President of Engineering and Chief Technology Officer since May 2024; served as our Senior Vice President of Engineering Development from May 2000 to May 2024; and Vice President of Engineering Development from September 1999 to May 2000.
Andrew J. Vuono, age 59, has served as our Chief Financial Officer since May of 2025; and Senior Vice President of Finance and Chief Accounting Officer since June 2024; and Secretary and Treasurer since August 2026. Previously, Mr. Vuono was a partner with Baker Tilly US, LLP until May 2024. Mr. Vuono holds a B.B.A. in Accounting from Hofstra University.
Joseph Pipczynski, age 65, has served as our Chief Revenue Officer since January 2026. Previously, Mr. Pipczynski was the President and CEO of JPL Consulting Group for approximately 15 years. Additionally, Mr. Pipczynski has held several executive leadership roles at various organizations throughout his tenured career.

COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion and Analysis explains the objectives, strategy and features of our executive compensation program and it describes how the compensation of our executive officers aligns with our corporate objectives and shareholder interests.
Compensation Program Objective
The objective of our executive compensation program is to allow us to successfully retain and motivate executives who enable us to achieve short-term and long-term growth and operational excellence.
Oversight of Our Executive Compensation Program
The Compensation Committee of the Board of Directors (the “Committee”) assists the Board in discharging its responsibilities relating to compensation of the Chief Executive Officer and other executive officers and oversees the executive compensation program.
All of the members of the Compensation Committee have been determined to be independent under applicable NASDAQ and SEC rules.
The Committee’s responsibilities are detailed in its charter, which can be found at www.napcosecurity.com/investors/corporategovernance.
The Company’s CEO participates in the Compensation Committee’s meetings and provides input into compensation decisions at the Compensation Committee’s request. In particular, the Company’s CEO participates by making recommendations on named executive officers (NEO or NEOs) compensation and input on objectives (other than for himself). The CEO’s compensation is determined solely by the Compensation Committee. The Committee’s process includes executive sessions where the Committee meets alone, without the presence of management.
The Use of Compensation Survey Data and Peer Companies
During Fiscal year 2026, the Compensation Committee did not conduct any formal competitive pay benchmarking. Instead, the competitiveness of the base salary offered to the executive officers was based on existing employment agreements and compensation packages, and the business experience of members of the Compensation Committee. Subsequent to fiscal year 2026, the Committee sought the guidance from a compensation consultant in connection with setting bonuses and equity awards for the named executive officers and also in connection with the new employment agreements for the Chief Executive Officer and Founder and Executive Chairman.
Components of the Executive Compensation Program-Description of Elements and Evaluation Process
The named executive officers, including our Chief Executive Officer, have a compensation program that includes the following components:
•	Base salary
•	Annual incentives
•	Long-term incentives in the form of stock option awards and, assuming the Incentive Plan is approved, Restricted Stock Units
•	Employee benefits
•	Perquisites
Compensation Mix. We do not have policies that define specific percentage allocations for fixed and variable compensation, or cash and non-cash compensation. We do, however, intend to deliver a portion of total compensation in the form of performance-based cash incentives and in awards of stock options and restricted stock units (assuming the Incentive Plan is approved), to achieve our objective of offering rewards for successful business results and shareholder value creation.

The following describes the general purpose of each element of compensation and how the Committee made fiscal year 2026 pay decisions.
Base Salaries. Base salaries are used to compensate each of our executives for their positions and levels of responsibility. For fiscal 2026, each of Messrs. Soloway and Carrieri had employment agreements, which provide for a minimum base salary and, in the case of Mr. Soloway, a minimum annual cost-of-living adjustment. For fiscal 2026, Messrs. Soloway’s, and Carrieri’s salaries were determined pursuant to such employment agreements.
Each of Mr. Buchel’s, Mr. Vuono’s and Mr. Spinelli’s salary for the 2026 fiscal year was in an amount recommended by the CEO and approved by the Committee. The considerations entering into the determination by the CEO of the salary recommendation for each of Mr. Buchel, Mr. Vuono and Mr. Spinelli were the CEO’s subjective evaluations of the ability and past performance of Mr. Buchel, Mr. Vuono and Mr. Spinelli and the CEO’s judgment of their potential for enhancing the Company’s profitability. During the 2026 fiscal year, the Company hired Joseph Pipczynski as the Chief Revenue Officer. The Committee approved his initial base salary and award of options.
Annual Cash Incentives. The Committee’s policy is that named executive officers, should receive short term incentive compensation in the form of bonuses based on recommendations by the CEO (other than for the CEO) who may base such determinations on targets established for the named executive officers or on their contributions to the Company’s profitability.
Long-term Incentive Awards. The purpose of the granting of stock options and restricted stock units is to retain the services of the named executive officers and our key employees and encourage them to improve our operating results and to become shareholders of the Company, all of which is intended to result in increased shareholder value.
The Committee’s policy is generally to grant options to the named executive officers other than the CEO under the Company’s Stock Option Plans after consideration of the amounts recommended periodically by the CEO. The recommendations of the CEO for option grants reflect the subjective judgment of the CEO of the performance of such executives and the potential benefit to the Company from the grant of this form of incentive compensation. Generally, options vest 20% on grant and 20% on each anniversary date of grant provided the executive officer is still with the Company at the time of vesting. The vesting schedule will change assuming the Incentive Plan is approved. See Item 3. The Committee generally determines the CEO’s bonus and incentive awards following discussions between the Committee Chairman and the CEO. The Committee has also retained an executive compensation consultant and consults with that consultant from time to time regarding executive compensation and components thereof.
Employee Benefits, Perquisites and Other Personal Benefits. As a general rule, we do not provide special benefits to senior executives and the named executive officers participate in the same plans – including term life insurance, health and disability insurance – available to all salaried employees. We do, however, pay the premiums on life insurance policies for the benefit of each of the named executive officers and on additional health insurance policies for the benefit of Mr. Soloway. See footnote 3 to the Summary Compensation Table.
We offer one retirement plan, a qualified profit sharing 401(k) plan to all employees, including the named executive officers, that matches 50% of an employee’s contribution up to the first 4% of the employee’s salary subject to an overall dollar cap.
We have provided certain perquisites to the named executive officers, as summarized in footnotes 2 and 3 to the “Summary Compensation Table.”
IRC Section 162(m). Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for certain exceptions that are not applicable to the Company.
Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of our Company and our stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m).

Compensation Committee Interlocks and Insider Participation
During fiscal 2026, Messrs. Paterson, Wilder and Lazio served as members of our Compensation Committee. No member of the Compensation Committee was an employee or officer of the Company during 2026, a former officer of the Company, or had any other relationship with us requiring disclosure herein.
During the last fiscal year, none of our executive officers served as a member of the Board of Directors or committee thereof of any other entity.

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors hereby reports as follows:
1.	The Compensation Committee has reviewed, and discussed with management, the Company’s Compensation Discussion & Analysis (“CD&A”) appearing on pages 11-13 of this proxy statement.
2.
Based on the review and discussions referred to in paragraph 1 above, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026 filed with the Securities and Exchange Commission.

The Compensation Committee:

Rick Lazio (Chairman)
Andrew J. Wilder
David A. Paterson

The foregoing report of the Compensation Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by us in any such filing.

INCENTIVE COMPENSATION CLAWBACK POLICY
The Company has adopted an Incentive Compensation Clawback Policy that complies with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NASDAQ listing standards. The Incentive Compensation Clawback Policy applies to the Company’s current and former executive officers subject to Section 16 of the Exchange Act (“Section 16 Officers”). Under this policy, the Company must recover erroneously awarded incentive-based compensation on a pre-tax basis, subject to limited exceptions, in the event the Company is required to prepare an accounting restatement. This policy requires recovery of erroneously awarded incentive compensation received after October 2, 2023 (the “Effective Date of the Rule) regardless of whether a Section 16 officer engaged in any misconduct or is otherwise at fault. This policy applies to incentive-based compensation awarded to a current or former Section 16 officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

EXECUTIVE COMPENSATION
The following table sets forth information regarding compensation awarded to, earned by or paid to the following individuals during the years ended June 30, 2026, 2025, and 2024, as applicable: (i) Richard L. Soloway, our Chief Executive Officer; until July 8, 2026 (ii) Andrew J. Vuono, our Chief Financial Officer; and (iii) Kevin S. Buchel, our President and Chief Operating Officer through June 30, 2026 and since July 8, 2026, our Chief Executive Officer and President; Michael Carrieri, our Executive Vice President of Engineering and Chief Technology Officer; Joseph Pipczynski, our Chief Revenue Officer, and Stephen Spinelli, our Senior Vice President of Sales, our four other most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of our fiscal year ended June 30, 2026 or, in the case of Mr. Spinelli, who served as an executive officer during fiscal 2026 but not at fiscal year-end.
Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Richard L. Soloway,(3) Chief Executive Officer	2026	998,452	400,000	—	65,533	1,463,985
	2025	960,920	726,621	—	47,362	1,734,903
	2024	923,543	834,237	—	64,465	1,822,245

Kevin S. Buchel,(4) President & Chief Operating Officer.	2026	647,579	450,000	—	20,461	1,118,040
	2025	622,765	254,219	—	12,688	889,672
	2024	514,020	342,100	1,095,500	17,441	1,969,061

Michael Carrieri,(4) Executive Vice President of Engineering and Chief Technology Officer	2026	473,623	275,000	—	14,684	763,307
	2025	455,609	254,219	—	10,586	720,414
	2024	395,377	292,100	1,095,500	15,995	1,798,972

Andrew J. Vuono,(4) Chief Financial Officer	2026	402,692	180,000	—	5,529	588,221
	2025	350,000	152,641	—	5,442	508,083
	2024	20,192	35,000	508,600	303	564,095

Joseph Pipczynski(4) Chief Revenue Officer	2026	136,250	75,000	424,000	2,725	637,975

Stephen Spinelli, (4) Senior Vice President of Sales	2026	303,688	50,000	—	12,890	366,578
	2025	291,016	25,000	—	11,507	327,523
	2024	283,800	60,000	—	951	344,751

(1)	Amounts reflect discretionary cash bonuses awarded to each officer following the fiscal year as determined by the Compensation Committee.
(2)
The amounts in this column reflect the aggregate grant date fair value of the shares underlying restricted stock unit award or option awards (as applicable) granted in the applicable year, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures and assumes that the named executive officer will perform the requisite service for the award to vest in full. The assumptions we used in valuing these equity awards are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2026 filed with the SEC on August 24, 2026 and do not necessarily correspond to the actual economic value recognized or that may be recognized by the named executive officers.

(3)
All other compensation for Mr. Soloway for fiscal 2025 included payment of health and life insurance premiums of $38,606, automobile expenses and other fringe benefits expenses of $19,727 and Company discretionary matching contributions of $7,200. All other compensation for Mr. Soloway for fiscal 2025 included payment of health and life insurance premiums of $35,902, automobile expenses of $6,885 and Company discretionary matching contributions of $4,575. All other compensation for Mr. Soloway for fiscal 2024 included payment of health and life insurance premiums of $40,710, automobile expenses of $19,180 and Company discretionary matching contributions of $4,575

(4)
All other compensation for Messrs. Buchel, Carrieri, Vuono, Pipczynski and Spinelli includes payment of life insurance premiums, automobile expenses and the Company’s 401(k) discretionary matching contributions.

Outstanding Equity Awards at Fiscal Year-End
Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Price ($)	Option Expiration Date
Richard L. Soloway	—	2,000(1)	26.94	8/24/2032

Kevin S. Buchel	8,000	2,000(1)	26.94	8/24/2032
	47,584	—	22.50	10/18/2031
	30,000	20,000(3)	41.75	5/2/2034

Michael Carrieri	—	2,000(1)	26.94	8/24/2032
	30,000	20,000(3)	41.75	5/2/2034

Joseph Pipczynski	5,000	20,000(4)	38.30	1/29/2036

Stephen Spinelli	4,000	1,000(2)	26.94	8/24/2032
	9,980	—	10.02	4/29/2030

Andrew J. Vuono	12,000	8,000(5)	49.39	6/2/2034

(1)	Options as to 2,000 shares to vest on August 25, 2026.
(2)	Options as to 1,000 shares to vest on August 25, 2026.
(3)	Options as to 10,000 shares vest on May 3 in each of 2027 and 2028.
(4)	Options as to 5,000 shares vest on January 29 in each of 2027, 2028, 2029 and 2030
(5)	Options as to 4,000 shares vest on June 3 in each of 2027 and 2028.
Policy on Timing of Option Grants
The Compensation Committee has not established policies and practices regarding the timing of option grants in relation to the release of material nonpublic information (“MNPI”) and does not take MNPI into account when determining the timing and terms of stock option awards to Executive Officers. The Company does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.

During fiscal 2026, the options listed in the table below were granted within four business days of the filing of our Form 10-Q for our second fiscal quarter. The options were granted to incentivize the executive in the new role the person was undertaking with the Company.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award(1)
Percentage change in the closing
market price of the securities
underlying the award between the
trading day ending immediately
prior to the disclosure of material
nonpublic information and the
trading day beginning
immediately following the
disclosure of material nonpublic
information.

Joseph Pipczynski	1/29/2026	25,000	$38.30	$424,000	-1%

(1)
Exercise price of the options was equal to the closing market price on the date of grant. The grant date fair value of the award was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 10 to the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended June 30, 2026.

Employment Agreements and Potential Payments Upon Termination or Change in Control
As of June 30, 2026, the Company had an employment agreement with each of Richard L. Soloway and Michael Carrieri. As of June 30, 2026, the Company had a severance agreement with Kevin S. Buchel. The Company is not obligated under any agreements with Mr. Vuono, Mr. Pipczynski and Mr. Spinelli.
The agreement with Mr. Soloway in effect as of June 30, 2026, entered into on June 26, 2003 (the “2003 Agreement”), was initially for a five-year period, and then continued year to year unless notice of termination is given at least six months prior to the end of the then applicable term. The Agreement provides for a minimum annual salary to be adjusted for inflation and discretionary annual incentive compensation. Mr. Soloway’s agreement contains non-compete restrictions during his employment and for one year after termination for any reason. The agreement also provides for termination payments to Mr. Soloway upon death, disability, termination by the Company other than for Cause, as defined, termination by Mr. Soloway for Good Reason, as defined, and termination by Mr. Soloway within twelve months of a change in control. In the event of death, the termination payment equals one year’s salary payable over one year plus a bonus calculated on a pro rata basis through the end of the fiscal quarter immediately preceding death. In the event of disability, the Company must pay Mr. Soloway an amount equal to 60% of his annual salary through the term of the agreement plus his bonus on a pro rata basis through the end of the fiscal quarter preceding the sixth month of his disability. In the event the Company terminates Mr. Soloway other than for Cause or if Mr. Soloway terminates for Good Reason, the Company must pay Mr. Soloway, in a lump sum, an amount equal to three times his annual salary plus the bonus paid to him for the year prior to his termination. If during the term there should be a change in control, then Mr. Soloway is entitled to terminate his employment, and the Company is required to pay him, an amount equal to 299% of the average of the prior five calendar years’ total compensation, subject to certain limitations. The Company’s option plans provide for the accelerated vesting of unvested options upon a change in control.
Under such agreement, had Mr. Soloway’s employment terminated on June 30, 2026 on account of (i) death, (ii) disability or (iii) by the Company other than for Cause, or by Mr. Soloway for Good Reason, the Company would have been required to pay him $1,398,452, $599,071 and $4,195,357 respectively.
Had Mr. Soloway’s employment terminated on June 30, 2026, after a change of control, the Company would have been required to pay him $4,354,173 pursuant to the 2003 Agreement. In addition, assuming a change of control on June 30, 2026, vesting of options to purchase 2,000 shares of Common Stock of the Company would have been accelerated. The value of such accelerated options would have been $22,080 based upon the closing price per share of $37.98 of the Company’s Common Stock on the NASDAQ Global Market on June 30, 2026.
Mr. Carrieri’s agreement, as amended, terminated in August 2026 and provides for an annual salary of $476,441. Mr. Carrieri’s agreement, as amended, provided for payment equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause or for any reason within three months of a change in control of the Company. Had either of such events occurred on June 30, 2026, the Company would have been required to pay him $357,331.

In addition, the Company had a severance agreement with Kevin S. Buchel providing for payments equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause or for any reason upon a change of control of the Company. Had Mr. Buchel’s employment been terminated on June 30, 2026 non-voluntarily without cause, the Company would have been required to pay him $490,180 pursuant to such severance agreement.
In the event of a change of control on June 30, 2026, vesting of options to purchase 22,000, 22,000, 20,000, 1,000 and 8,000 shares of Common Stock of the Company would have accelerated for Messrs. Buchel, Carrieri, Pipczynski, Spinelli and Vuono, respectively. The value of such accelerated options would have been $22,080, 22,080, $0, $11,040 and $0 for Messrs. Buchel, Carrieri, Pipczynski, Spinelli and Vuono, respectively, based on a closing price of $37.98 per share of the Company’s Common Stock on the NASDAQ Global Market on June 30, 2026.
Each of the agreements with Mr. Carrieri and Mr. Buchel contains non-compete restrictions for three years after the employee’s termination of employment.

New Agreements for Executive Chairman and Chief Executive Officer
Subsequent to June 30, 2026, the Company entered into new agreements dated July 8, 2026 with both Mr. Soloway and Mr. Buchel in connection with the Executive Leadership Transition. Mr. Soloway was appointed Founder and Executive Chairman. Pursuant to his agreement with the Company he will receive an annual base salary of $800,000 and be eligible for an annual cash performance bonus targeted at 50% of base salary, in addition to being eligible for an annual equity award targeted at 50% of base salary. In connection with the transition and appointment to Chief Executive Officer and President, the Company entered into an Employment Agreement with Mr. Buchel (Former President and COO) effective as of July 8, 2026, whereby he will receive an annual base salary of $900,000 and be eligible for an annual cash performance bonus targeted at 50% of base salary, in addition to being eligible for an annual equity award targeted at 50% of base salary.
The employment agreements for both executives also provide for severance upon a termination without cause, following a change in control or a resignation for good reason, equal to two times their base salary and target bonus amount which is conditioned upon a standard release of claims. Both executives are subject to restrictive covenant obligations, including non-competition and non-solicitation obligations.
We believe these changes in control and severance arrangements help to retain these executive talents by providing them with a sense of commitment by the Company to them.
Golden Parachute Payments
The following table sets forth the information required by Item 402(t) of Regulation S-K promulgated by the SEC, regarding certain compensation that each of our named executive officers will or may be paid in connection with a change in control. Our “named executive officers” for this purpose are Richard Soloway, Kevin Buchel and Michael Carrieri, Andy Vuono, Joseph Pipczynski and Stephen Spinelli. The figures in the table are estimated based on compensation and benefit levels as of June 30, 2026, and based on the assumption that each of the named executive officers will incur a termination entitling them to severance payments under their respective agreements immediately following a change in control. The table below is based on Agreements that existed as of June 30, 2026. Following fiscal year, the Company entered into new employment agreements with Messrs. Soloway and Buchel which would have altered their payments on a change in Control. Pursuant to their new employment agreements entered into following the fiscal year, the Golden Parachute payments for Messrs. Soloway and Buchel would be equal to the 200% of the sum of the Executives Base Salary at the rate in effect for the year in which the Executives termination of employment occurs and the Target Bonus payable in a lump sum provided the Executive signs a release.

Golden Parachute Compensation

Name	Cash(1) ($)	Equity(2) ($)	Perquisites/ Benefits(3) ($)	Total ($)
Richard Soloway	4,354,373	22,080	18,685	4,395,138
Kevin Buchel	490,180	22,080	8,424	520,684
Michael Carrieri	357,331	22,080	8,424	387,835

(1)	To be paid in accordance with pre-existing employment agreements or severance agreements described above.
(2)
Represents the difference between the market price of the Company’s Common Stock and exercise price of stock options whose vesting accelerates on a change in control. Based upon the closing price per share of $37.98 of the Company’s Common Stock on the NASDAQ Global Market on June 30, 2026.

(3)
In accordance with pre-existing employment agreement or severance agreement, each executive officer is entitled to payment of health insurance premiums for six months in addition to the cash severance described in the Table.

CEO Pay Ratio - 2026
The 2026 annual total compensation of our CEO was $1,463,853, the 2026 annual total compensation of our median compensated employee (72% of whom are employed at the Company’s factory in the Dominican Republic) was $5,818 and the ratio of these amounts is 252 to 1.
We determined our median compensated employee by using base salary, bonuses, commissions, and grant date fair value of equity awards granted to employees in fiscal 2026. We applied this measure to our global employee population as of June 30, 2026, the last day of our 2026 fiscal year, and annualized base salaries for permanent full-time and part-time employees that did not work the full year. The global employee population utilized to identify the median employee used in the calculation includes the Company’s factory employees in the Dominican Republic, which make up 72% of employees of the Company and typically have substantially lower compensation than those employees located in the United States.

Pay versus Performance
The following table reports the compensation of our CEO and the average compensation of the other Named Executive Officers (non-CEO NEOs) as reported in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid” as calculated pursuant to SEC rules and certain performance measures required by the rules.

Fiscal Year (1)	Summary Compensation Table Total for CEO(2) ($)	Compensation “Actually Paid” to CEO(3) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(2) ($)	Average Compensation “Actually Paid” to Non-CEO NEOs(3) ($)	Value of Initial Fixed $100 Investments Based on:		Net Income ($ in thousands)(5)	Net Revenue ($ in thousands)(6)	Adjusted EBITDA* ($ in thousands)(6)
					Company Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(4) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
2026	1,463,985	1,463,917	694,824	794,272	213.16	180.74	43,027	202,316	66,670
2025	1,734,903	1,578,051	611,423	65,219	167.00	140.44	43,406	181,621	52,126
2024	1,822,245	2,400,057	1,169,220	1,657,196	289.17	122.26	49,818	188,820	58,394
2023	1,339,208	2,488,616	602,344	1,140,988	191.89	95.06	27,127	169,997	34,295
2022	2,359,952	2,544,060	1,012,918	1,073,660	113.27	76.04	19,599	143,593	22,626

(1)
The CEO and non-CEO NEOs for each year reported were as follows: Richard Soloway (PEO); Kevin Buchel, Michael Carrieri, Stephen Spinelli (Non-CEO NEO’s). Andrew J. Vuono was a non-CEO NEO only for 2024 through 2026 due to being hired in June of 2024. Joseph Pipczynski was a non-CEO NEO only for 2026 due to being hired in January of 2026.

(2)	The 2026 Summary Compensation Table totals reflected are as reported for the CEO and the average of the non-CEO NEOs for each of the fiscal years ended June 30, 2026, 2025, 2024, 2023 and 2022.
(3)
Compensation Actually Paid: The dollar amounts reported in columns (c) and (e) represent the amount of compensation “actually paid” to the CEO and the average amount of compensation “actually paid” to the Non-CEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The following table details the applicable adjustments that were made to the CEO’s and the Non-CEO NEOs’ total compensation for each year to determine the compensation “actually paid” (all amounts are averages for the Non-CEO NEOs other than the CEO).

Fiscal Year(1)	Executives	Reported Summary Compensation Table (SCT) Total ($)	Option Award Adjustments		Total Compensation “Actually Paid” ($)
			Stock Option Awards Deducted from SCT Totals ($)	Stock Option Awards Added to Compensation “Actually Paid” ($)
		(a)	(b)	(c)	(d)
2026	CEO	1,463,985	(13,868)	13,800	1,463,917
	Non-CEO NEOs	694,824	(84,800)	184,248	794,272
2025	CEO	1,734,903	(156,852)	—	1,578,051
	Non-CEO NEOs	611,423	(546,204)	—	65,219
2024	CEO	1,822,245	—	577,812	2,400,057
	Non-CEO NEOs	1,169,220	(674,900)	1,162,876	1,657,196
2023	CEO	1,339,208	(133,600)	1,283,008	2,488,616
	Non-CEO NEOs	602,344	(111,333)	649,977	1,140,988
2022	CEO	2,359,952	(1,082,600)	1,266,708	2,544,060
	Non-CEO NEOs	1,012,918	(532,017)	592,759	1,073,660

(4)
The Company’s Total shareholder return (“TSR”) and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is determined based on the value of an initial fixed investment of $100 on June 30, 2021. The Peer Group TSR represents TSR of the Nasdaq Composite Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K.

(5)	Represents, in thousands, the amount of net income, reflected in the Company’s audited financial statements for the year indicated.
(6)
The Company has identified Net Revenues and Adjusted EBITDA* as our company-selected measure, as it represents the most important financial measure used to link compensation actually paid to the CEO and the non-CEO NEOs in 2026 to the Company’s performance. We define Adjusted EBITDA as GAAP net income plus income tax expense, net interest expense, non-cash stock-based expense, nonrecurring legal expense, other non-recurring income and depreciation and amortization expense. Nonrecurring Legal Expenses are legal fees that are determined not to be of a normal recuring nature and expenses necessary to operate the business.

Relationship Between Pay and Performance: Compensation Actually Paid versus Company Performance
The Relationship between compensation actually paid and the Company’s financial performance over the three-year period shown in the tables above is shown in the tables below.

Compensation Actually Paid vs. Net Income
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
in Thousands
2022
2023
2024
2025
2026
Fiscal Year Ended
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Compensation Actually Paid vs. Net Revenues
$250,000
$200,000
$150,000
$100,000
$50,000
$-
in Thousands
2022
2023
2024
2025
2026
Fiscal Year Ended
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Revenues

Compensation Actually Paid vs. Adjusted EBITDA
$80,000
$60,000
$40,000
$20,000
$-
in Thousands
2022
2023
2024
2025
2026
Fiscal Year Ended
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Adjusted EBITDA

Napco Security Technologies, Inc. vs. Peer Group
Value of initial $100 Investment
$350
$300
$250
$200
$150
$100
$50
$0
289.17
191.89
213.16
167.00
180.74
113.27
140.44
122.26
95.06
76.04
2022
2023
2024
2025
2026
Napco Total Shareholder Return
Peer Group Total Shareholder Return

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table, together with the accompanying footnotes, sets forth information as of October 16, 2026, regarding the beneficial ownership (as defined by the Securities and Exchange Commission) of Common Stock of the Company of (a) each person known by the Company to own more than five percent of the Company’s outstanding Common Stock, (b) each director of the Company (c) each executive officer named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock(2)
Richard L. Soloway c/o the Company 333 Bayview Avenue Amityville, NY 11701	626,291	1.75%
Kevin S. Buchel	169,387	*
Andrew J. Wilder	107,536	*
Michael Carrieri	58,610	*
Stephen Spinelli	26,668	*
Rick Lazio	25,000	*
Robert A. Ungar	23,000	*
Andrew J. Vuono	12,000	*
Joseph Pipczynski	5,000	*
David Paterson	4,000	*
Donna A. Soloway	1,000	*
All named executive officers and directors as a group (11 in number)(3)	1,058,492	2.96%
5% Shareholders:
BlackRock Institutional Trust Company, N.A.(4)	5,038,956	14.09%
Copeland Capital Management, LLC(4)	2,016,873	5.64%

*	Less than 1%
(1)
This number includes the number of shares that a person has a right to acquire as of October 16, 2026 and within sixty (60) days (R. Soloway – 4,333, Buchel – 90,208, Wilder – 42,100, Carrieri – 32,000, Spinelli – 14,980, Lazio – 25,000, Ungar – 23,000, Vuono – 12,000, Pipczynski – 5,000, Paterson – 4,000 and D. Soloway – 1,000).

(2)
Percentages for each person or the group are computed on the basis of 35,768,437 shares of Common Stock outstanding on October 16, 2026, plus the number of shares that such person or group has the right to acquire within sixty (60) days. Except as otherwise noted, persons named in the table and footnotes have sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by them.

(3)
This number of shares includes (i) 804,871 shares as to which officers and directors have sole voting and investment power, and (ii) 253,621 shares that officers and directors have the right to acquire within sixty (60) Days.

(4)	This information shown is as of June 30, 2026, the latest date information is available.

Item 2.	Proposal to Ratify the Selection of Independent Registered Public Accountants
Deloitte & Touche, LLP (“Deloitte”) has served as the Company’s independent registered public accountants since fiscal 2024. A representative of Deloitte & Touche, LLP, the Company’s independent registered public accountants for fiscal 2026, will be available to respond to appropriate questions at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
If the selection of Deloitte, is not ratified, or if before the next Annual Meeting of Stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Audit Committee, the Audit Committee will appoint other independent registered accountants whose engagement for any period after the next Annual Meeting will be subject to stockholder approval at that meeting.
The Board of Directors recommends that stockholders vote FOR the proposal to ratify Deloitte as the Company’s independent Registered Public Accountants for the fiscal year ending June 30, 2027.
Principal Accountant Fees
The fees billed for professional services for fiscal years 2026, 2025 and 2024 by Deloitte, the Company’s independent registered public accountants, were as follows:

	Fiscal Year 2026	Fiscal Year 2025	Fiscal Year 2024
Audit Fees(1)	$813,750	$835,020	$889,400
Audit Related Fees(2)	$39,300	$70,379	$127,369
Tax Fees	$—	$—	$—
All Other Fees	$—	$—	$—

(1)
Includes audits of annual financial statements and internal control over financial reporting, review of quarterly financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Includes services related to the audit of the Company’s employee benefit plan for the plan years ended December 31, 2025, 2024 and 2023, respectively. Also includes fees incurred in connection with issuance of comfort and consent letters for various registration statement filings and review of an SEC Comment Letter.

The Audit Committee has considered whether the provision of the services described above under the headings “All Other Fees” is compatible with maintaining the auditor’s independence and determined that it is. In fiscal years 2026, 2025 and 2024, there were no “All Other Fees”.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee specifically pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Item 3:	Adoption of the NAPCO Security Technologies, Inc. 2026 Omnibus Incentive Plan
Our Board, upon the Compensation Committee’s approval and recommendation, adopted the NAPCO Security Technologies, Inc. 2026 Omnibus Incentive Plan (the “2026 Plan”), subject to the approval of our stockholders. The 2026 Plan is intended to support the Company’s continued growth and long-term success by providing stock-based incentive awards to the selected officers, employees, non-employee directors, independent contractors and consultants of the Company whose contributions will advance the interests and long-term success of the Company. If approved by our stockholders, the 2026 Plan will become effective as of the date of our 2026 Annual Meeting (the “2026 Plan Effective Date”).
The Compensation Committee believes that stock ownership and stock-based compensation awards align the interests of our officers, employees, non-employee directors, independent contractors and consultants with those of our stockholders. The Board believes that these awards will help strengthen the commitment of such persons, and attract and retain talented and dedicated persons, whose efforts contribute to our long-term growth and profitability.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3
Why Stockholders Should Vote for Approval of the NAPCO Security Technologies, Inc. 2026 Omnibus Incentive Plan
We believe that stock-based awards are a vital part of our overall compensation program and a key tool for attracting, retaining and motivating employees and other service providers who contribute to our success. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and certain of our employees and other service providers are considered for and receive such awards. We believe that this approach provides incentives that motivate our workforce, reward achievement of our key performance goals, increase stockholder value over the long-term, align the interests of our executives, employees and other service providers with those of our stockholders and link pay to our performance.
By the same token, we recognize that equity incentive awards dilute existing stockholders, and, therefore, believe that we must responsibly manage the growth of our equity compensation program. We monitor the number of equity awards granted annually and regularly engage with our compensation consultant to ensure we grant an appropriate amount of equity necessary to attract, reward and retain key employees and other service providers. Therefore, if the 2026 Plan is approved by our stockholders, no further awards may be granted under our existing Stock Option Plans.
Key features of the 2026 Plan include: (i) the 2026 Plan provides for administration by independent directors; (ii) awards generally have a minimum vesting period of one (1) year; (iii) the 2026 Plan does not allow for (a) shares tendered or withheld for taxes or (b) shares used to pay the exercise or base price of awards, in each case, to be added back to the shares available under the 2026 Plan; (iii) the 2026 Plan limits the repricing of stock options and stock appreciation rights without shareholder approval; (iv) the 2026 Plan does not contain a “liberal” change of control definition (i.e., mergers require consummation thereof); (v) all awards under the 2026 Plan are subject to the Company’s Incentive Compensation Clawback Policy; and (vii) the 2026 Plan provides a fixed share reserve (i.e., no evergreen provision).
2026 Plan Summary
The full text of the 2026 Plan is attached to this Proxy Statement as Appendix A. The following is a summary of the major provisions of the 2026 Plan and is qualified in its entirety by the full text of the 2026 Plan.
Purpose of the 2026 Plan
The 2026 Incentive Plan is intended to (i) provide equity-based incentive compensation opportunities to selected officers, employees, non-employee directors, independent contractors and consultants of the Company or any of its affiliates whose contributions are important to the growth and success of the business of the Company and its affiliates, in each case, in consideration of such contributions, (ii) strengthen the commitment of such persons to the Company and its affiliates and align such persons’ interests with that of the Company’s stockholders, (iii) motivate such persons to faithfully and diligently perform their responsibilities and (iv) attract and retain talented and dedicated persons whose efforts contribute to the long-term growth and profitability of the Company and its affiliates.

Shares Available for Awards under the 2026 Plan
There will be an aggregate of 750,000 shares of Common Stock of the Company, par value $0.01 per share, reserved for issuance under the 2026 Plan. If any shares granted are forfeited, canceled, exchanged, surrendered, or otherwise expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance; provided, that, shares withheld, tendered or otherwise used to satisfy the exercise price, base price and/or tax obligations with respect to an award will not become available for reissuance under the 2026 Plan. In addition, shares underlying awards denominated in shares, but paid in cash, will again become available for awards. Shares underlying awards that may only be settled in cash will not count against the share reserve.
Awards and shares authorized under the 2026 Plan are subject to equitable adjustment upon certain changes in capitalization, including mergers, consolidations, reclassifications, recapitalizations, spin-offs, repurchases, reorganizations, extraordinary dividends, stock splits, combinations or exchanges of shares and other changes in corporate structure.
Administration of the 2026 Plan
The Board and/or the Compensation Committee will administer the 2026 Plan (in either case, the “Plan Administrator”). Subject to applicable law and stock exchange requirements, the Plan Administrator may delegate its authority under the 2026 Plan to one (1) or more officers of the Company; provided, that, any award granted to any person who is subject to Section 16 of the Exchange Act must be expressly approved by the Plan Administrator.
Eligibility
Awards may be granted to (i) officers and employees of the Company or any of its affiliates (of whom there are presently approximately 1,035), (ii) non-employee directors of the Company (of whom there are presently 5) and (iii) independent contractors and consultants of the Company or any of its affiliates (of which the number of individuals may vary based on the Company’s required resources), in each case, who are selected by the Plan Administrator. The aggregate value of awards granted to any non-employee director during any calendar year may not exceed $500,000.
Awards under the 2026 Plan
The 2026 Plan provides for the grant of stock options (including incentive stock options (“ISOs”) and nonqualified stock options), stock appreciation rights (“SARs”), restricted stock and restricted stock units. Awards will be granted pursuant to an award agreement containing the terms and conditions determined by the Plan Administrator, including applicable vesting, payment and post-termination exercise terms. Awards other than ISOs can be granted to employees, consultants and directors, but ISOs can only be granted to employees. Except with respect to awards covering up to five percent (5%) of the shares available for issuance under the 2026 Plan, awards generally may not vest earlier than one (1)-year following the grant date thereof, subject to certain exceptions determined by the Compensation Committee’s reasonable, good faith discretion and taking into account the Company’s best interests in accordance with the terms of the 2026 Plan.
Stock Options
Stock options (referred to herein as “options” and/or “stock options”) provide participants with the right to purchase shares of Common Stock at an exercise price established on the grant date. Options may be ISOs or non-qualified stock options. Except as provided in the applicable award agreement, the exercise price of an option may not be less than one hundred percent (100%) of the fair market value of a share on the grant date, and no option may be exercisable more than ten (10) years after the grant date. An ISO granted to a participant who owns more than ten percent (10%) of the voting power of all classes of shares of the Company, its parent corporation or a subsidiary corporation may not have a term longer than five (5) years and must have an exercise price of at least one hundred and ten percent (110%) of fair market value on the grant date. To the extent the aggregate fair market value of shares for which ISOs become exercisable for the first (1st) time during a calendar year exceeds $100,000, the excess will be treated as nonqualified stock options.
The exercise price of an option may be paid (i) in cash, (ii) through an approved cashless exercise procedure, (iii) by tendering unrestricted shares, (iv) with another form of consideration approved by the Plan Administrator and permitted by law or (v) by a combination of these methods. Except as provided in the applicable award agreement, a participant will not have stockholder rights, including dividend and distribution rights, with respect to shares subject to an option until the option is exercised and the exercise price and applicable withholding taxes are paid.
Stock Appreciation Rights
SARs may be granted on a standalone basis or in tandem with an option. A stand-alone SAR entitles the holder, upon exercise, to receive shares of Common Stock, cash or a combination thereof with a value equal to the excess of the fair market value of a share of Common Stock on the exercise date over the SAR’s base price. A SAR granted in tandem with an option entitles the holder, upon exercise of the SAR and surrender of the related portion of the option, to receive shares of Common Stock, cash or a combination thereof with a value equal to the excess of the fair market value of a share of Common Stock on the exercise date over the option exercise price. The base price of a SAR generally may not be less than the fair market value of a share of Common Stock on the grant date. Stand-alone SARs generally may not have a term exceeding ten (10) years from the grant date, and SARs granted in tandem with an option generally expire upon the expiration of the related option, but in no event later than ten (10) years after grant. Unless otherwise provided in the applicable award agreement, holders of SARs are not entitled to stockholder rights, including dividend and distribution rights, with respect to the underlying shares until the SAR is exercised and any applicable exercise price and withholding taxes are paid.
Restricted Stock and Restricted Stock Units.
Restricted stock consists of shares of Common Stock that are subject to certain forfeiture, vesting and/or other restrictions until specified vesting conditions are satisfied. Restricted stock units represent a contractual right to receive shares of Common Stock, or a cash payment equal to the value of such shares, at a future date. The Plan Administrator determines the recipients, number of shares subject to the award, vesting schedule, performance conditions (if any), purchase price (if any) and all other terms and conditions of each award. If applicable vesting conditions or performance goals are not satisfied, the award may be forfeited in accordance with its terms.
Unless otherwise provided in the applicable award agreement, holders of restricted stock generally have the rights of stockholders with respect to the underlying shares, including voting rights and the right to receive dividends; however, dividends declared during the vesting period generally become payable only at the time (and to the extent) that the underlying shares of restricted stock vest. Holders of restricted stock units generally do not have stockholder rights with respect to the underlying shares prior to settlement (and only then to the extent that the award is settled in shares as opposed to in cash); provided, however, that subject to Section 409A of the Internal Revenue Code of 1986 (as amended from time to time, the “Code”), an amount equal to any dividends declared during the restricted period with respect to the number of shares of Common Stock covered by restricted stock units may, to the extent set forth in an award agreement, be provided to the participate either currently, at the time (and to the extent) that the shares in respect of the related restricted stock units are delivered to the participant.
Awards Generally.
The 2026 Plan provides that if a participant’s employment or service is terminated for “cause” (as such term is defined in the 2026 Plan), such participant will forfeit all outstanding awards held by such participant, whether vested or unvested.
The 2026 Plan provides that any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or the Company’s Incentive Compensation Clawback Policy or any other policy adopted by the Company pursuant to or in connection with any such law, government regulation or stock exchange listing requirement).
Except as otherwise provided by the Plan Administrator, the 2026 Plan provides that awards thereunder are generally nontransferable.
Treatment of Outstanding Awards Upon a Change in Control
Unless otherwise provided in an applicable award agreement, if a Change in Control (as defined in the 2026 Plan) occurs and an outstanding award is not assumed or substituted, (i) any unvested or unexercisable portion of the award will become fully vested and, if applicable, exercisable and (ii) any restrictions, deferral limitations, payment conditions and forfeiture provisions applicable to the award will lapse; provided, that, any performance-based vesting conditions will be deemed achieved based on actual performance, to the extent determinable, and otherwise at target.
If an award is assumed or substituted in connection with a Change in Control, the award will remain outstanding and continue to vest in accordance with its terms, subject to any adjustments by the Plan Administrator as permitted under the 2026 Plan. In addition, in the event of a change in capitalization (including a Change in Control), the Plan Administrator may cancel an outstanding award for the payment of cash or in-kind consideration to the holder thereof. However, if the exercise or base price of an outstanding award is equal to or greater than the fair market value of the shares of Common Stock, cash or other property covered by such award, the Plan Administrator may cancel the award without the payment of any consideration to the holder thereof.
Repricing
The Company may not, without first obtaining shareholder approval, (i) reduce the exercise price of an outstanding option or the base price of an outstanding SAR, (ii) cancel an outstanding stock option or SAR in exchange for a replacement stock option or SAR having a lower exercise price or base price, as applicable or (iii) cancel an outstanding stock option or SAR with an exercise price or base price that exceeds the then-current market price of a share of Common Stock in exchange for cash, property or other securities.
Certain U.S. Federal Income Tax Consequences
The following briefly summarizes certain U.S. federal income tax consequences pertaining to the 2026 Plan. This discussion is not exhaustive. Among other things, this discussion does not cover state, local, foreign, estate or gift taxes, which may vary based on individual circumstances and by jurisdiction. Participants who are “insiders” under Section 16(b) of the Exchange Act may be subject to different tax treatment with respect to the grant, exercise or settlement of awards under the 2026 Plan, depending on the particular Section 16(b) exemption utilized. This discussion is based on applicable laws, regulations, rulings and decisions as currently in effect, which are subject to change. Participants should consult with their own tax advisors regarding the 2026 Plan.
Nonqualified Stock Options and SARs. No income is realized by a participant at grant. Generally, at exercise, ordinary income is realized by the participant on the “spread value” (the difference between the exercise or base price paid for the shares and the fair market value of the shares on the exercise date), and the participant’s employer is entitled to a tax deduction of the spread value. Upon a participant’s later sale of the shares, the appreciation (or depreciation) over the fair market value of the shares on the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on how long the participant has held the shares. The participant’s employer is not entitled to a tax deduction in connection with such later sale.
ISOs. No income is realized by a participant at grant or exercise, but inclusion of the spread value in the participant’s alternative minimum taxable income may be required. If a participant does not dispose of the shares received upon exercise of an ISO during the requisite holding periods (two (2) years from the grant date, or one (1) year from the exercise date), then, upon a participant’s later sale of the shares, any amount realized in excess of the exercise price is treated as a long-term capital gain (and any loss sustained is treated a long-term capital loss), and the participant’s employer is not entitled to a tax deduction in connection with the later sale. If a participant makes an early disposition of the shares before the requisite holding periods have expired, the award will be taxed similarly to a nonqualified stock option, as the participant realizes ordinary income in the year of disposition on the difference between the exercise price paid for the shares and the fair market value of the shares on the exercise date (or, if less, the amount realized on disposition of the shares), and the participant’s employer is entitled to a tax deduction of such amount. If a participant exercises an ISO more than three (3) months after termination of employment (subject to certain exceptions for death or disability), the ISO will be taxed as a nonqualified stock option as a result of the delayed exercise. The tax treatment applicable to a participant’s later sale of the shares following an early disposition or a delayed exercise is the same as described above for a nonqualified stock option.
Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements. The Company will deduct or withhold, or the participant will be required to remit to their employer, an amount sufficient to satisfy federal, state, local and foreign taxes required to be withheld with respect to any taxable event under the 2026 Plan.

Section 409A. Certain awards under the 2026 Plan may be subject to Section 409A of the Code, which regulates “nonqualified deferred compensation.” If an award under the 2026 Plan is subject to Section 409A of the Code but is not administered in compliance with Section 409A of the Code, a participant may be subject to immediate income taxation on amounts deferred, an additional twenty percent (20%) tax on such amounts and interest on such amounts from the date such amounts were required to be included in taxable income.
Amendments to the 2026 Plan
The Plan Administrator may amend, alter or terminate the 2026 Plan; provided that, no amendment, alteration or termination shall be made that would impair the rights of a participant under any outstanding award without such participant’s consent. In addition, unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment to the 2026 Plan that would require such approval in order to satisfy the rules of the stock exchange on which the Common Stock is traded or other applicable law.
Term of the 2026 Plan
The 2026 Plan will automatically terminate on the date no shares remain available for issuance thereunder. No awards may be granted on or after the tenth (10th) anniversary of the 2026 Plan Effective Date; however, awards that were granted prior to the tenth (10th) anniversary of the 2026 Plan Effective Date may remain outstanding thereafter.
Effect on Our Existing Stock Option Plans
On and after the 2026 Plan Effective Date, our existing Stock Option Plans shall terminate such that no new awards may be granted thereunder, although awards previously granted and still outstanding thereunder shall continue to be subject to all terms and conditions thereof. If any shares of Common Stock subject to an award under the Stock Option Plans are forfeited, cancelled, exchanged or surrendered or if any such award otherwise terminates or expires without a distribution of shares to the holder thereof, the shares subject to such award shall be retired and shall not become available for awards under the 2026 Plan.
New Plan Benefits
Awards under the 2026 Plan will be granted in amounts and to eligible individuals as determined by the Plan Administrator in its sole discretion. Therefore, the benefits or amounts that will be received by such individuals under the 2026 Plan are not determinable at this time.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO ADOPT THE 2026 PLAN.

Item 4.	Advisory Vote to Approve Names Executive Officer Compensation.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010 and Section 14A of the Securities and Exchange Commission Act of 1934 (the “Exchange Act”) require that the Company provide its stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of its named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.
The Compensation Committee and the Board believe that the Company’s compensation policies and procedures align with the long-term success of the Company and the interests of its stockholders.
We urge stockholders to read the Summary Compensation Table and the related compensation tables and narratives for more detailed information on the compensation of our named executive officers appearing at pages 10-10 of this proxy statement.
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
RESOLVED, that our stockholders approve, on an advisory basis, compensation for the named executive officers, as disclosed in our Proxy Statement for the Annual Meeting of Stockholders following Fiscal Year 2026 pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and other related tables and disclosure.
The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.
Because your vote is advisory, it is not binding on us, our Board of Directors or the Compensation Committee of the Board. However, the Compensation Committee will take into account the outcome of the vote and will evaluate whether any actions are necessary to address our stockholders’ concerns.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
AND NOMINATION OF DIRECTORS
From time-to-time stockholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the Annual Meeting following Fiscal Year 2027 (and who wish to have such proposals included in the Company’s Proxy Statement for such Annual Meeting) must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 333 Bayview Avenue, Amityville, New York 11701, not later than September 9, 2027, and no earlier than August 10, 2027. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the Annual Meeting following Fiscal Year 2027 but who do not wish to have such proposal included in the Company’s Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company’s Secretary at the Company’s executive offices not later than September 9, 2027.
Pursuant to the Company’s by-laws, any nominations for director by a stockholder must be delivered or mailed to and received by the principal executive offices of the Company no earlier than August 10, 2027 and no later than September 9, 2027.
EXPENSES OF SOLICITATION
The Company will bear all costs in connection with the solicitation by the Board of Directors of proxies for the Meeting. The Company intends to request brokerage houses, custodial nominees and others who hold stock in their names to solicit proxies from the persons who beneficially own such stock. The Company will reimburse brokerage houses, custodial nominees and others for their out-of-pocket expenses and reasonable clerical expenses. It is estimated that these expenses will be nominal. In addition, officers and employees of the Company may solicit proxies personally or by telephone, telegram or letter; they will receive no extra compensation for such solicitation. The Company retained MacKenzie Partners, Inc. at usual and customary fees to aid in the solicitation of proxies.

Dated: October 29, 2026
By Order of The Board of Directors

Andrew J. Vuono, Corporate Secretary

Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, NAPCO Security Technologies, Inc., 333 Bayview Avenue, Amityville, New York 11701. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing such exhibits may be charged.
All stockholders are urged to fill in, sign and mail the enclosed proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

Appendix A
NAPCO SECURITY TECHNOLOGIES, INC.
2026 OMNIBUS INCENTIVE PLAN
Section 1. Purpose of Plan.
The name of the Plan is the NAPCO Security Technologies, Inc. 2026 Omnibus Incentive Plan. The purposes of the Plan are to (a) provide equity-based and other incentive compensation opportunities to selected officers, employees, non-employee directors, independent contractors and consultants of the Company or any of its Affiliates whose contributions are important to the growth and success of the business of the Company and its Affiliates, (b) strengthen the commitment of such persons to the Company and its Affiliates and align such persons’ interests with that of the Company’s stockholders, (c) motivate such persons to faithfully and diligently perform their responsibilities and (d) attract and retain talented and dedicated persons whose efforts contribute to the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or any combination of the foregoing.
Section 2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a) “Administrator” means the Board and/or the Committee, which shall administer the Plan in accordance with Section 3 hereof.
(b) “Affiliate” means a Person that directly, or indirectly through one (1) or more intermediaries, controls, or is controlled by, or is under common control with the Person specified.
(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit granted under the Plan.
(d) “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. Each Participant who is granted an Award shall enter into an Award Agreement with the Company containing such terms and conditions as the Administrator shall determine in its sole discretion.
(e) “Base Price” has the meaning set forth in Section 8(b) hereof.
(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g) “Board” means the Board of Directors of the Company.
(h) “Cause” means, (i) if the Participant is a party to an employment agreement or offer letter with the Company or one of its Subsidiaries in which “Cause” is defined, the occurrence of any circumstances defined as “Cause” in such employment agreement or offer letter, or (ii) if the Participant is not a party to an employment agreement or offer letter with any member of the Group in which “Cause” is defined, (A) an act of fraud or material dishonesty on the part of the Participant that occurs in connection with the Participant’s responsibilities as an employee or service provider, (B) the Participant’s indictment for, conviction of or plea of guilty or nolo contendere to a felony or any crime involving fraud, embezzlement or other moral turpitude, (C) the Participant’s gross misconduct, (D) the Participant’s gross negligence in connection with the Participant’s responsibilities as an employee or service provider, (E) the Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom or which the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company or any of its Affiliates, (F) the Participant’s willful breach of any obligations under any written agreement or covenant with the Company or any of its Affiliates, (G) the Participant’s failure to cooperate in good faith with a governmental or internal investigation of the Company or any of its directors, officers or employees, if the Company has requested the Participant’s cooperation, or (H) the Participant’s continued failure to perform the Participant’s employment or service duties after the Participant has received a written demand of performance from the Company which specifically sets forth the factual basis for the Company’s belief that the Participant has not substantially performed his or her duties and has failed to cure such non-performance to the Company’s satisfaction within fifteen (15) days after receiving such written notice.
(i) “Certificate of Incorporation” means the certificate of incorporation of the Company, as may be amended, modified or supplemented from time to time.
(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event; (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, subdivision or consolidation; (iii) combination or exchange of shares; or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.
(k) “Change in Control” means an event set forth in any one (1) of the following paragraphs shall have occurred:
(1) any Person (or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below;
(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;
(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or
(4) the consummation of a complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity in excess of fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale, or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(m) “Committee” means the Compensation Committee of the Board. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded. Except as otherwise determined by the Board, the functions of the Administrator specified in the Plan shall be exercised by the Committee.
(n) “Common Stock” means the common stock, par value $0.01 per share, of the Company.
(o) “Company” means NAPCO Security Technologies, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(p) “Disability” means, (i) if the Participant is a party to an employment agreement or offer letter with the Company or one of its Subsidiaries in which “Disability” is defined, the occurrence of any circumstances defined as “Disability” in such employment agreement or offer letter, or (ii) if the Participant is not a party to an employment agreement or offer letter with any member of the Group in which “Disability” is defined, “Disability” means that the Participant, as determined by the Administrator in its sole discretion, is (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (B) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(q) “Effective Date” has the meaning set forth in Section 17 hereof.
(r) “Eligible Recipient” means an officer, employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, that to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(t) “Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase the Shares issuable upon the exercise of such Option.
(u) “Fair Market Value” of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, that except as otherwise determined by the Administrator, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on the last preceding trading day on which there was a sale of such share of Common Stock or other security on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share of Common Stock or other security in such over-the-counter market for the last preceding date on which there was a sale of such share of Common Stock or other security in such market, or (iii) for purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission for the initial public offering of the Common Stock.
(v) “Free Standing Right” has the meaning set forth in Section 8(a) hereof.
(w) “Group” means the Company and the Company’s direct and indirect wholly-owned Subsidiaries.
(x) “Group Company” shall mean any member of the Group.
(y) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(z) “Nonqualified Stock Option” means an Option that is not designated as an ISO.
(aa) “Option” means an option to purchase Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(bb) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Awards, and, upon such Eligible Recipient’s death, such Eligible Recipient’s successors, heirs, executors and administrators, as the case may be.
(cc) “Performance Goals” means performance goals based on criteria selected by the Administrator in its sole discretion. The Administrator shall have the authority to make equitable adjustments to the Performance Goals as may be determined by the Administrator, in its sole discretion.
(dd) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(ee) “Plan” means this NAPCO Security Technologies, Inc. 2026 Omnibus Incentive Plan, as may be amended and/or restated from time to time.
(ff) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.
(gg) “Related Right” has the meaning set forth in Section 8(a) hereof.
(hh) “Restricted Stock” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
(ii) “Restricted Stock Unit” means the right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share subject to certain restrictions that lapse at the end of a specified period or periods.
(jj) “Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
(kk) “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(ll) “Stock Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
(mm) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(nn) “Transfer” has the meaning set forth in Section 15 hereof.
Section 3. Administration.
(a) The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of the Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1) to select those Eligible Recipients who shall be Participants;
(2) to determine whether and to what extent Awards are to be granted hereunder to Participants;
(3) to determine the number of Shares to be covered by each Award granted hereunder;
(4) to determine, in the Committee’s reasonable good faith discretion and taking into account the Company’s best interests, the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (ii) the Performance Goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Stock Appreciation Right, (iv) the vesting schedule applicable to each Award (subject to the limitations set forth herein), (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating or waiving the vesting schedule or other conditions of such Awards);
(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6) to determine the Fair Market Value in accordance with the terms of the Plan;
(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;
(8) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(9) to prescribe, amend and rescind rules and regulations relating to sub-plans or addendums established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan or the applicable Award Agreement; and
(10) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c) Notwithstanding the foregoing, but subject to Section 5 hereof, the Company may not, without first obtaining the approval of the Company’s stockholders, (i) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the Exercise Price or Base Price, as applicable, of such Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Options or Stock Appreciation Rights or (iii) cancel outstanding Options or Stock Appreciation Rights with an Exercise Price or Base Price, as applicable, that is above the current per share stock price, in exchange for cash, property or other securities.
(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. The provisions and administration of each Award need not be the same with respect to each Participant. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, consistent with the Certificate of Incorporation and to the maximum extent permitted by applicable law (as it now exists or may hereafter be amended), be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

(e) The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one (1) or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.
Section 4. Shares Reserved for Issuance; Certain Limitations
(a) Subject to adjustment as provided in Section 5 hereof, the maximum number of shares of Common Stock reserved for issuance under the Plan shall be 750,000 Shares. All of the Shares reserved for issuance under the Plan pursuant to this Section 4(a) as of the Effective Date (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.
(b) The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including any equity awards (including Awards hereunder) granted and cash fees paid by the Company to such non-employee director, will not exceed $500,000 in total value (the “Non-Employee Director Limit”). The limitations in this Section 4(b) shall apply commencing with the first calendar year that begins following the Effective Date.
(c) Except with respect to Awards in respect of Shares that do not exceed, in the aggregate, a maximum of five percent (5%) of the Shares reserved for issuance under the Plan, no Award may vest over a period that is less than one (1) year from the date of grant; provided, however, that, as may be determined in the Committee’s reasonable, good faith discretion and taking into account the Company’s best interests, the foregoing minimum vesting period limitation may be disregarded in the event of a Participant’s termination of employment or service with the Company and all Affiliates that is triggered by reason of such Participant’s death or Disability.
(d) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan unless such forfeiture, cancellation, exchange, surrender, termination or expiration occurs following the tenth (10th) anniversary of the Effective Date and such Shares were originally reserved for issuance under the Plan pursuant to Section 4(a). Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Stock Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. To the extent an Award is denominated in Shares, but paid or settled in cash, the number of Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan; and Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.
Section 5. Equitable Adjustments.
(a) In the event of any Change in Capitalization (including a Change in Control), an equitable substitution or proportionate adjustment shall be made, in each case, in the manner determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Stock and Restricted Stock Units granted under the Plan or (iv) the Performance Goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made in the manner determined by the Administrator, in its sole discretion.
(b) Without limiting the generality of the foregoing, in connection with a Change in Capitalization (including a Change in Control), the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
(c) The determinations made by the Administrator pursuant to this Section 5 shall be final, binding and conclusive.
Section 6. Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7. Options.
(a) General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be by default a Nonqualified Stock Option). More than one (1) Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, except as provided in the applicable Award Agreement, and subject to Section 7(f) hereof, in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Shares on the date of grant.
(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. With respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. Notwithstanding anything to the contrary set forth herein, cashless exercises of Options shall not be permitted during any quiet period announced by the Company.
(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or “subsidiary corporation” (as such term is defined in Section 424(f) of the Code).

Notwithstanding anything herein to the contrary, no ISOs may be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan was adopted and (ii) the Effective Date, and no more than 750,000 Shares may be granted as ISOs (subject to adjustment as provided in Section 5 hereof).
(i) ISO Grants to Ten Percent (10%) Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or “subsidiary corporation” (as such term is defined in Section 424(f) of the Code), the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(ii) $100,000 Per Year Limitation for ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(iii) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two (2) years after the date of grant of the ISO and (ii) one (1) year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(iv) No Liability. Neither the Company nor the Administrator will be liable to a Participant, or to any other party, if an ISO fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.
(g) Rights as Stockholder. Except as provided in the applicable Award Agreement, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 14 hereof.
(h) Termination of Employment or Service. In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one (1) or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement. Except as provided by the Administrator in an Award Agreement or otherwise:
(i) in the event of a Participant’s termination of employment or service with the Company and all Affiliates for any reason other than (A) by the Company or its applicable Affiliate for Cause or by the Participant at a time when Cause exists or (B) by reason of the Participant’s death or Disability, (I) all vesting with respect to such Participant’s outstanding Options shall cease; (II) each of such Participant’s outstanding unvested Options shall expire as of the date of such termination; and (III) each of such Participant’s outstanding vested Options shall remain exercisable until the earlier of the expiration date of the applicable Option and the date that is ninety (90) days after the date of such termination;
(ii) in the event of a Participant’s termination of employment or service with the Company and all Affiliates by reason of such Participant’s death or Disability, (A) all vesting with respect to such Participant’s outstanding Options shall cease; (B) each of such Participant’s outstanding unvested Options shall expire as of the date of such termination; and (C) each of such Participant’s outstanding vested Options shall remain exercisable by the Participant (or, in the case of the Participant’s death, by the person(s) to whom such Participant’s rights under such Options pass by will or by the applicable laws of descent and distribution) until the earlier of the expiration date of the applicable Option and the date that is twelve (12) months after the date of such termination; and

(iii) in the event of a Participant’s termination of employment or service with the Company and all Affiliates by the Company or its applicable Affiliate for Cause or by the Participant at a time when Cause exists, all of such Participant’s outstanding Options (whether or not vested) shall immediately expire as of the date of such termination.
(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and unprotected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 8. Stock Appreciation Rights.
(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b) Base Price. Except as provided in the applicable Award Agreement, each Stock Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related Shares on the date of grant (such amount, the “Base Price”).
(c) Rights as Stockholder. Except as provided in the applicable Award Agreement, a Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 14 hereof.
(d) Exercisability.
(1) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times, and to the extent that the Options to which they relate shall be exercisable, in accordance with the provisions of Section 7 hereof and this Section 8.
(e) Consideration Upon Exercise.
(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.
(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(f) Termination of Employment or Service.
(1) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one (1) or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
(2) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(g) Term.
(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h) Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 9. Restricted Stock and Restricted Stock Units.
(a) General. Restricted Stock and Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time prior to which Restricted Stock or Restricted Stock Units become vested and free of restrictions on Transfer (the “Restricted Period”); the Performance Goals (if any); and all other conditions of the Restricted Stock and Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit the Participant’s Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant.
(b) Rights as Stockholder. Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to shares of Restricted Stock during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares. Any dividends declared during the Restricted Period with respect to shares of Restricted Stock shall be payable at the time (and to the extent) that the underlying shares of Restricted Stock vest, or in the form of additional shares of Restricted Stock that are subject to the same vesting and other terms and conditions as the underlying shares of Restricted Stock; no dividends shall be paid in the absence of the satisfaction of the corresponding vesting conditions. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units may, to the extent set forth in an Award Agreement, be provided to the Participant either currently, at the time (and to the extent) that the Shares in respect of the related Restricted Stock Units are delivered to the Participant, or in the form of additional Restricted Stock Units that are subject to the same vesting and other terms and conditions as the related Restricted Stock Units.
(c) Termination of Employment or Service. The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Change in Control Provisions.
Except as provided in the applicable Award Agreement, in the event that a Change in Control occurs and an outstanding Award is not assumed or substituted in connection therewith, then: (a) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to such Awards shall either (i) be determined based on actual performance levels achieved as of the date of the Change in Control, to the extent that the level of achievement of such performance conditions can be extrapolated through the end of the applicable performance period and determined as of the date of the Change in Control, or, if not, (ii) be deemed achieved at target performance levels. In the event that a Change in Control occurs and an Award is assumed or substituted in connection therewith, such Award shall remain outstanding and shall continue to vest following such Change in Control in accordance with its terms, subject to adjustment in accordance with Section 5 hereof. For purposes of this Section 10, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award may instead confer the right to receive common equity of the acquiring entity (or cash or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).
Section 11. Voting Proxy
The Company reserves the right to require the Participant, to the fullest extent permitted by applicable law, to appoint such Person as shall be determined by the Administrator in its sole discretion as the Participant’s proxy with respect to all applicable unvested Awards of which the Participant may be the record holder of from time to time to (a) attend all meetings of the holders of the shares of Common Stock, with full power to vote and act for the Participant with respect to such Awards in the same manner and extent that the Participant might were the Participant personally present at such meetings, and (b) execute and deliver, on behalf of the Participant, any written consent in lieu of a meeting of the holders of the shares of Common Stock in the same manner and extent that the Participant might but for the proxy granted pursuant to this sentence.
Section 12. Amendment and Termination.
The Administrator may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any outstanding Award without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any outstanding Award, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without the Participant’s consent; provided that the Administrator may amend the terms of any such Award to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Award to any applicable law, government regulation or stock exchange listing requirement relating to such Award (including, but not limited to, Section 409A of the Code), and by accepting an Award under this Plan, the Participant thereby agrees to any amendment made pursuant to this Section 12 to such Award (as determined by the Administrator) without further consideration or action. Notwithstanding anything to the contrary set forth herein, if a Participant’s termination of employment or service is the result of a termination by the Company or any of its Affiliates (as applicable) for Cause or by the Participant at a time when Cause exists, all outstanding Awards held by such Participant, whether vested or unvested, will be immediately forfeited on such termination date, without payment of any consideration or action on the part of the Participant or the Company.
Section 13. Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 14. Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Participant shall have the right to have the Company, and the Company shall have the right to, deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (a) electing to have the Company withhold from such delivery Shares or other property, as applicable, or (b) by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations as determined by the Company. Such withheld Shares or other property or already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 15. Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 16.	Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 17. Effective Date; Effect on Prior Plans.
The Plan was adopted on October 29, 2026, subject to approval by the Company’s stockholders, and became effective on [•], 2026 following such approval (the “Effective Date”). Prior to the Effective Date, the Company had in effect (a) the NAPCO Security Technologies, Inc. 2018 Non-Employee Stock Option Plan, (b) the NAPCO Security Technologies, Inc. 2020 Non-Employee Stock Option Plan and (c) the NAPCO Security Technologies, Inc. 2022 Employee Stock Option Plan (collectively, the “Prior Plans”). On and after the Effective Date, the Prior Plans shall terminate such that no new awards may be granted under the Prior Plans, although awards previously granted and still outstanding under the Prior Plans shall continue to be subject to all terms and conditions of the Prior Plans. If any Shares subject to an award under the Prior Plans are forfeited, cancelled, exchanged or surrendered or if any such award otherwise terminates or expires without a distribution of Shares to the grantee thereof, the Shares with respect to such award shall be retired and shall not become available for Awards under the Plan.

Section 18. Term of Plan.
The Plan shall automatically terminate on the date no Shares remain available for issuance under the Plan, but Awards theretofore granted may extend beyond that date. Further, while no Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, Awards theretofore granted may extend beyond that date.
Section 19. Securities Matters and Regulations.
(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, the receipt of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator and the listing requirements of any securities exchange on which the Shares are traded. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 20. Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election, and shall deliver a copy of such election to the Company, in each case, within ten (10) days after filing notice of the election with the Internal Revenue Service.
Section 21. No Fractional Shares.
No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 22. Restrictive Covenants.
The Company operates in a highly sensitive and competitive commercial environment. As part of a Participant’s employment and/or service with the Company and its Affiliates, such Participant will be exposed to highly confidential and sensitive information regarding the Company’s business operations, including corporate strategy, pricing and other market information, know-how, trade secrets and valuable customer, supplier, strategic partner, licensee, licensor, lessor, regulatory and employee relationships. It is critical that the Company take all necessary steps to safeguard its legitimate protectable interests in such information and to prevent any of its competitors or any other Persons from obtaining any such information. Therefore, as consideration for the Company’s agreement to grant any Award to any Participant, the Company may require such Participant to agree to be bound by the restrictive covenants set forth in an Award Agreement.

Section 23. Beneficiary.
A Participant may file with the Company a written designation of a beneficiary on such form as may be prescribed by the Company and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 24. Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 25. Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 26. Clawback.
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or the Company’s Incentive Compensation Clawback Policy or any other policy adopted by the Company pursuant to or in connection with any such law, government regulation or stock exchange listing requirement).
Section 27. Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant’s death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Administrator shall have the sole authority to make any accelerated distributions permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants with respect to any deferred amounts, provided, that, such distributions meet the requirements of Treas. Reg. Section 1.409A-3(j)(4). The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
Section 28. Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Section 29. Titles and Headings.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 30. Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 31. Relationship to Other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

SCAN TO
VIEW MATERIALS & VOTE

NAPCO SECURITY TECHNOLOGIES, INC.
333 BAYVIEW AVE
AMITYVILLE, NY 11701-2801
UNITED STATES

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The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees	For	Withhold
1a. Andrew J. Wilder	☐	☐
1b. Robert A. Ungar	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. The ratification of the selection of Deloitte & Touche LLP as the company's independent auditors for fiscal year ending June 30, 2027.	☐	☐	☐
3. Approval of the 2026 Omnibus Incentive Plan.	☐	☐	☐
4. Advisory Resolution to Approve the Compensation of the Named Executive Officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000715146_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 10K Wrap are available at www.proxyvote.com

NAPCO SECURITY TECHNOLOGIES, INC.
Annual Meeting of Shareholders
December 10, 2026 12:00 PM EST
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Richard L. Soloway and Kevin Buchel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NAPCO SECURITY TECHNOLOGIES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 PM, EST on December 10, 2026, at 333 Bayview Ave., Amityville, NY 11701, United States, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000715146_2 R2.09.05.010